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Kemper Global/International
Funds

Kemper Emerging Markets Growth Fund
Kemper Latin America Fund

Supplement to Prospectus
Dated March 1, 2000
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The following information supplements the prospectus for Kemper Emerging Markets
Growth Fund and Kemper Latin America Fund:

Effective February 23, 2001, Kemper Emerging Markets Growth Fund and Kemper Latin America Fund ceased operations. All of the outstanding shares of each Fund were redeemed and each Fund was terminated.



February 23, 2001